                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                           THE NEW IRELAND FUND, INC.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     5)   Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          ----------------------------------------------------------------------

     2)   Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     3)   Filing Party:

          ----------------------------------------------------------------------

     4)   Date Filed:

          ----------------------------------------------------------------------

Dear Stockholder,

         The New Ireland Fund, Inc. (the "Fund") will hold its 2006 Annual Meeting of Stockholders (the "Meeting") on Tuesday, June 6, 2006 at 9 a.m. at the Harvard Club, 27 West 44th Street, New York, NY 10036. At the Meeting, stockholders will elect three Directors and vote on such other matters as may properly come before the Meeting.

         On behalf of the Board of Directors, I cordially invite all stockholders to attend the Meeting. Whether or not you plan to attend the Meeting in person, please take the time to vote by mailing in your proxy. As explained in the attached Proxy Statement, you may withdraw your proxy at any time before it is actually voted at the Meeting.

         We look forward to your continued support.

                                         Sincerely,

                                         /s/ Peter Hooper
                                         ----------------------------
                                         Chairman

                           THE NEW IRELAND FUND, INC.
                                  C/O PFPC INC.
                           99 HIGH STREET, 27TH FLOOR
                           BOSTON, MASSACHUSETTS 02110

                            -------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            -------------------------

To our Stockholders:

     Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of The New Ireland Fund, Inc. (the "Fund"), a Maryland corporation, will be held on Tuesday, June 6, 2006 at 9:00 a.m. at the Harvard Club, 27 West 44th Street, New York, NY 10036, for the following purposes:

    1. To elect three (3) Directors of the Fund (Proposal 1).

    2. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

     These items are discussed in greater detail in the attached Proxy
Statement.

     Only stockholders of record at the close of business on Monday, April 10, 2006 are entitled to notice of, and to vote at, this Meeting or at any adjournments thereof.


                                              Vincenzo A. Scarduzio
                                              Secretary
Dated:   May 3, 2006

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY CARD PROMPTLY. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE NEXT PAGE.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

    1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

    2. Joint Accounts: Joint owners should each sign, exactly as your names(s) are shown in the registration.

    3. All Other Accounts: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


REGISTRATION                                      VALID SIGNATURE
------------                                      ---------------

CORPORATE ACCOUNTS

(1) ABC Corp....................................  ABC Corp.
(2) ABC Corp. ..................................  John Doe, Treasurer
(3) ABC Corp.
         c/o John Doe, Treasurer................  John Doe
(4) ABC Corp. Profit Sharing Plan ..............  John Doe, Trustee

TRUST ACCOUNTS

(1) ABC Trust ..................................  Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee
         u/t/d 12/28/78.........................  Jane B. Doe

CUSTODIAN OR ESTATE ACCOUNTS

(1) John B. Smith, Cust.
         f/b/o John B. Smith, Jr. UGMA .........  John B. Smith
(2) Estate of John B. Smith ....................  John B. Smith, Jr., Executor

                           THE NEW IRELAND FUND, INC.
                                  C/O PFPC INC.
                           99 HIGH STREET, 27TH FLOOR
                           BOSTON, MASSACHUSETTS 02110

                         ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 6, 2006


                                 PROXY STATEMENT


      This Proxy Statement is furnished by the Board of Directors of The New Ireland Fund, Inc. (the "Fund") in connection with its solicitation of proxies for use at the Annual Meeting of Stockholders (the "Meeting") to be held on Tuesday, June 6, 2006 at 9:00 a.m. at the Harvard Club, 27 West 44th Street, New York, NY 10036 and at any adjournments thereof. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders.

      If the accompanying proxy is executed properly and returned by June 6, 2006 in time to be voted at the Meeting, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. If, however, no instructions are specified, shares will be voted for the election of Directors. If your shares are held though a broker, your shares can be voted on the election of Directors in your broker's discretion. Broker non-votes will have no effect on the election of Directors. A proxy may be revoked at any time prior to the time it is voted, by written notice to the Secretary of the Fund or by attendance at the Meeting.

      A quorum of the Fund's shareholders is required to properly conduct the business of the Meeting. Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast at the meeting. In the event a quorum is not present at the Meeting, the holders of a majority of the stock present in person or by proxy will have the power to adjourn the Meeting, without notice other than an announcement at the Meeting, until the requisite amount of stock entitled to vote at such Meeting is present. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy and the persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting will take place not more than 120 days after the original record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting.

      The close of business on April 10, 2006 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had 4,659,061 shares of common stock outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting. It is expected that the Notice of Annual Meeting, proxy statement, and form of proxy will be mailed to stockholders on or about May 6, 2006.

      The expense of solicitation will be borne by the Fund and will include reimbursement to brokerage firms and others for expenses in forwarding proxy solicitation material to beneficial owners. The solicitation of proxies will be largely by mail, but may include, without cost to the Fund, telephonic, telegraphic, or oral communications by regular employees of the Fund's Investment Adviser.

      THE ANNUAL REPORT OF THE FUND, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED OCTOBER 31, 2005, IS AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE NEW IRELAND FUND, INC., C/O PFPC, INC. 99 HIGH STREET, 27TH FLOOR, BOSTON, MASSACHUSETTS 02110, BY ACCESSING THE FUND'S WEBSITE AT WWW.NEWIRELANDFUND.COM, OR BY CALLING 1-800-468-6475.


      The date of this Proxy Statement is May 3, 2006.

             SECURITY OWNERSHIP OF CERTAIN BENEFICIAL/RECORD OWNERS

      To the knowledge of management of the Fund and its Board, the following shareholder(s) or "group", as the term is defined in Section 13(d) of the Securities Exchange Act of 1934 (the "1934 Act"), beneficially owned, or were owners of record of, more than 5% of the Fund's outstanding shares as of April 10, 2006.

          SHAREHOLDER NAME AND ADDRESS                AMOUNT AND NATURE OF OWNERSHIP       PERCENT OF SHARES
          ----------------------------                ------------------------------       -----------------
Wachovia Corporation(1)                                    650,287 (beneficial)                  14.03%
One Wachovia Center
Charlotte, North Carolina 28288-0137

The Governor and Company of the Bank of Ireland,           312,953 (beneficial)(2)                 6.7%
BIAM  Holdings,  Bank of Ireland Asset  Management
(U.S.)   Limited,   and  Bank  of  Ireland   Asset
Management Limited
c/o Bank of Ireland Asset Management Limited
40 Mespil Road, Dublin 4, Ireland

Cede & Co(3)                                             4,510,428 (record)                      96.81%
55 Water Street, 25th Floor
New York, NY 10041

(1) As stated in a Schedule 13G filed with the Securities and Exchange Commission on February 13,2006.

(2) Ownership of shares is as follows: (i) Bank of Ireland Asset Management (U.S.) Limited ("BIAMUS"), Investment Adviser to the Fund, held direct beneficial ownership of 12,609 shares or 0.3% of common stock outstanding, which it purchased to provide seed capital to the Fund; (ii) Bank of Ireland Asset Management Limited ("BIAML") held direct beneficial ownership of 300,344 shares or 6.45% of common stock outstanding in accounts for which it serves as the investment adviser under its investment management agreements;
    (iii) BIAM Holdings, as the controlling member of BIAMUS and BIAML, may be deemed to possess beneficial ownership of the shares of common stock beneficially owned by BIAMUS and BIAML; and (iv) Bank of Ireland, as sole shareholder of BIAM Holdings, may be deemed to possess beneficial ownership of the shares of common stock beneficially owned by BIAM Holdings.

(3) A nominee partnership of The Depository Trust Company.

      To the knowledge of the Fund, as of the record date, no current Director of the Fund held 1% or more of the outstanding shares of the Fund, and the officers and Directors of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.


                              ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

      At the Meeting, three Directors will be elected. Pursuant to the Fund's By-laws, the terms of office of the Directors are staggered. The Board of Directors is divided into three classes, designated: Class I, Class II, and Class III. Class I consists of Peter J. Hooper and George G. Moore, Class II consists of Denis P. Kelleher and James M. Walton, and Class III consists of Margaret Duffy and Brendan Donohoe. The two Directors in Class I are being considered for election at this Meeting. In addition, Ms. Duffy is being considered for election as a Class III Director of the Fund. Ms. Duffy was appointed to the Board of Directors by unanimous consent on May 1, 2006. Ms. Duffy will hold office for an initial term of two years. If elected, Messrs. Hooper and Moore will hold office for a term of three years and until their successors are elected and qualified. It is the intention of the persons named in the accompanying proxy to vote, on behalf of the stockholders, for the election of Peter J. Hooper, George G. Moore and Margaret Duffy.

      The nominees have consented to being named in this Proxy Statement and to serve as Directors if elected. The Board of Directors has no reason to believe that any nominee will become unavailable for election as a Director, but if that should occur before the Meeting, proxies will be voted for such other person as the Board of Directors may recommend.

      The Directors and officers of the Fund are listed below, together with their respective positions, and a brief statement of their principal occupations during the past five years and, in the case of Directors, their positions with certain international organizations and publicly-held companies.

                                                                                                         NUMBER OF
                                               TERM OF                                                   PORTFOLIOS
                                              OFFICE AND                                                  IN FUND
                              POSITION(S)     LENGTH OF                                                   COMPLEX
                             HELD WITH THE      TIME           PRINCIPAL OCCUPATION(S) AND OTHER        OVERSEEN BY
  NAME ADDRESS, AND AGE           FUND         SERVED*        DIRECTORSHIPS DURING PAST FIVE YEARS        DIRECTOR
  ---------------------      -------------    ----------      ------------------------------------      -----------
NON-INTERESTED
DIRECTORS:
Peter J. Hooper, 66         Director and      Since 1990   President of Hooper Associates-Consultants         1
Westchester Financial       Chairman of the                (1994 to present); Director, The Ireland
Center, Suite 1000          Board                          United States Council for Commerce and
50 Main Street                                             Industry (1984 to present); Director, Flax
White Plains, NY 10606                                     Trust - America (1988 to present);
                                                           Director, Children's Medical Research
                                                           Foundation (1987 to 2004).

Margaret Duffy, 62          Director          Since 2006   Financial Consultant, Director,                    1
164 East 72 Street,                                        Dyson-Kissner-Moran (2000 to present);
Suite 7B                                                   Partner, Arthur Andersen, LLP (1981 to
New York, NY 10021                                         2000); Chairman and Member of the Board of
                                                           Directors of the National Association of
                                                           Women Artists (2001 to present); Director,
                                                           The Little Sisters of the Assumption
                                                           Family Health Services (2005 to present).
                                                           Director, The Ireland United States
                                                           Council for Commerce and Industry (1994 to
                                                           2005);

Denis P. Kelleher, 67       Director          Since 1991   Chief Executive Officer, Wall Street               1
17 Battery Place                                           Access-Financial Services (1981 to
New York, NY 10004                                         present); Director, Independence Community
                                                           Bank (1992 to present); Chairman
                                                           and Member of the Board of Trustees St.
                                                           John's University (1998 to present).

George G. Moore, 55         Director          Since 2004   Chairman/Chief Executive Officer,                  1
8010 Towers Crescent Drive                                 TARGUSinfo (1993 to present); Chairman,
Vienna, VA 22182                                           AMACAI Information Corp. (2001 to
                                                           present).

James M. Walton, 75         Director          Since 1990   Chairman, Vira I. Heinz Endowment (1988 to         1
Room 3902                                                  present); Director, FireFly Power
525 William Penn Place                                     Technologies, LLC, (2003 to present).
Pittsburgh, PA 15219

INTERESTED
DIRECTOR:
Brendan Donohoe, 47**       Director and      Since 2005   President, Bank of Ireland Asset                   1
75 Holly Hill Lane          President***                   Management (U.S.) Limited (2005 to
Greenwich, CT 06830                                        present); Director & Regional Director,
                                                           Asia/Pacific, BIAM Australia Pty Limited
                                                           (2000 to 2005); Director & Regional
                                                           Director Asia/Pacific, Bank of
                                                           Ireland Asset Management (Japan)
                                                           Limited (2000 to 2005); Managing
                                                           Director, BIAM Australia Pty
                                                           Limited, (1996 - 2000); Director,
                                                           Iridian Asset Management LLC (2005
                                                           to present).

------------
* Each Director shall serve until the expiration of his current term and until his successor is elected and qualified.
** Mr. Donohoe is deemed to be an "interested " director because of his affiliation with the Investment Advisor.
*** Each Officer of the Fund will hold office until a successor has been elected by the Board of Directors.


                                               TERM OF
                                              OFFICE AND
                              POSITION(S)     LENGTH OF
                             HELD WITH THE      TIME           PRINCIPAL OCCUPATION(S) AND OTHER
  NAME ADDRESS, AND AGE           FUND         SERVED*        DIRECTORSHIPS DURING PAST FIVE YEARS
  ---------------------      -------------    ----------      ------------------------------------

OFFICERS***:

Brendan Donohoe                                         see description above

Lelia Long, 43                 Treasurer      Since 2002   Senior Vice President & Director, Bank of
75 Holly Hill Lane                                         Ireland Asset Management (U.S.) Limited
Greenwich, CT 06830                                        (1999 to present); Director, Iridian Asset
                                                           Management LLC (2002 to 2005).

Salvatore Faia, 48             Chief          Since 2005   Senior Legal Counsel, PFPC Inc. from 2002
Vigilant Compliance            Compliance                  to 2004; Chief Legal Counsel, Corviant
186 Dundee Drive, Suite 700    Officer                     Corporation (Investment Adviser,
Williamstown, NJ 08094                                     Broker-Dealer and Service Provider to
                                                           Investment Advisers and Separate Account
                                                           Providers) from 2001 to 2002; Partner,
                                                           Pepper Hamilton LLP (law firm) from 1997
                                                           to 2001.

Vincenzo A. Scarduzio, 34      Secretary      Since 2005   Senior Regulatory Administrator, PFPC Inc.
760 Moore Road                                             (2001 to Present).
King of Prussia, PA 19406


BENEFICIAL OWNERSHIP OF EQUITY SECURITIES IN FUND FOR EACH DIRECTOR AND NOMINEE FOR ELECTION AS DIRECTOR:

                           DOLLAR RANGE OF EQUITY     AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED
                           SECURITIES HELD IN THE        INVESTMENT COMPANIES OVERSEEN BY DIRECTOR IN FAMILY OF
   NAME OF DIRECTOR                FUND*                                 INVESTMENT COMPANIES**
   ----------------        ----------------------     -------------------------------------------------------------
Independent Directors
 & Nominees
---------------------

Margaret Duffy                        A                                             A
Peter J. Hooper                       C                                             C
Denis P. Kelleher                     E                                             E
George G. Moore                       E                                             E
James M. Walton                       C                                             C


Interested Directors
--------------------

Brendan Donohoe                       A                                             A

------------
* KEY TO DOLLAR RANGES
A.       None
B.       $1-$10,000
C.       $10,001-$50,000
D.       $50,001-$100,000
E.       Over $100,000

     ** AS OF APRIL 10, 2006 THE FUND'S FAMILY OF INVESTMENT COMPANIES CONSISTED ONLY OF THE FUND.

------------
*** Each Officer of the Fund will hold office until a successor has been elected by the Board of Directors.

      As of April 10, 2006, none of the independent directors or their immediate family members owns beneficially or of record securities in the Fund's investment advisor or entity directly or indirectly controlling, controlled by, or under common control with the Fund's Investment Advisor.

COMPENSATION

      The following table sets forth certain information regarding the compensation of the Fund's Directors and officers. The Fund currently pays each of its Directors who is not a managing director, officer, or employee of the Fund's Investment Adviser or any affiliate thereof an annual fee of $14,500 plus $1,500 for each meeting of the Board of Directors or a Committee of the Board attended in person or via telephone and any stockholder meeting attended in person not held on the same day as a meeting of the Board. The Fund pays the Chairman of the Board of Directors an additional $35,000 annually and pays the Chairman of the Audit Committee an additional $1,500 per meeting attended of the Audit Committee. In addition, each Director is also reimbursed for travel and certain out-of-pocket expenses. Officers of the Fund who are employed by PFPC Inc. ("PFPC"), the Fund's administrator, receive reimbursement from the Fund for travel to and from Board meetings. No Director received compensation from the Fund in excess of $60,000 for the fiscal year ended October 31, 2005.

                          COMPENSATION SCHEDULE FOR THE
                       FISCAL YEAR ENDED OCTOBER 31, 2005

                                                         PENSION OR        ESTIMATED
                                                         RETIREMENT         ANNUAL
                                      AGGREGATE       BENEFITS ACCRUED     BENEFITS      TOTAL COMPENSATION
                                 COMPENSATION FROM     AS PART OF FUND       UPON          FROM THE FUND
 NAME OF PERSON AND POSITION*         THE FUND            EXPENSES        RETIREMENT     PAID TO DIRECTORS
 ----------------------------    -----------------    ----------------    ----------     ------------------
Peter J. Hooper.............           $52,000                0               N/A             $52,000
    Chairman of the Board

James J. Boyle*...............         $19,500                0               N/A             $19,500
   Director

Margaret Duffy **...............         N/A                 N/A              N/A               N/A
Director

Brendan Donohoe...............           N/A                 N/A              N/A               N/A
    Director

Denis P. Kelleher...........           $17,500                0               N/A             $17,500
    Director

George G. Moore.............           $20,500                0               N/A             $20,500
   Director

James M. Walton.............           $22,500                0               N/A             $22,500
    Director

---------
*  James Boyle resigned from the Board on April 30, 2006.
** Margaret Duffy was not appointed to the Board until May 1, 2006.

      There were four regular meetings of the Board of Directors held during the fiscal year ended October 31, 2005. Each Director attended at least 75% of the aggregate number of meetings of the Board and of meetings of Board Committees on which that Director served. Aggregate fees and expenses paid to the Board of Directors for the fiscal year ended October 31, 2005 were $132,000.

                      COMMITTEES OF THE BOARD OF DIRECTORS

AUDIT COMMITTEE/AUDIT COMMITTEE REPORT

      The role of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. The Audit Committee operates pursuant to a Charter that was most recently approved by the Board on December 6, 2005. A copy of the Audit Committee Charter was incorporated in the proxy statement for the shareholder Meeting held on June 8, 2004. As set forth in the Charter, management of the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements, and for the procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing the Fund's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

      The Audit Committee consists of Messrs. Hooper, Moore and Walton, all of whom are "independent" Directors of the Fund as defined in the listing standards of the New York Stock Exchange. The Audit Committee is responsible for the engagement of the independent registered public accounting firm and reviews with the independent registered public accounting firm the plan and results of the audit engagement and matters having a material effect on the Fund's financial operations. The Audit Committee met three times during the fiscal year ended October 31, 2005.

      In performing its oversight function, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent registered public accounting firm. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as modified or supplemented. The Audit Committee has also received the written disclosures from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independent Discussions with Audit Committees, as currently in effect. Finally, the Committee has considered whether the provision by the previous independent registered public accounting firm to the Fund of information technology services relating to financial information design and implementation, internal audit and other nonaudit services to the Fund, or of professional services to the Fund's investment adviser and those affiliates thereof that provide services to the Fund, is compatible with maintaining the auditors' independence and has discussed with the auditors the auditors' independence.

      The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's auditors are in fact "independent".

      Based upon the reports and discussion described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Charter, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund's Annual Report for the year ended October 31, 2005.

Submitted by the Audit Committee of the Fund's Board of Directors

Peter J. Hooper
George G. Moore
James M. Walton

NOMINATING COMMITTEE

      The Board of Directors has a Nominating Committee consisting of Messrs. Hooper, Kelleher, Moore and Walton, which is responsible for recommending qualified candidates for election to the Board of Directors of the Fund in the event a position is vacated or created. Each member of the Nominating Committee is independent, as that term is defined by the New York Stock Exchange listing standards. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Nominating Committee of the Fund met once during the Fund's fiscal year ended October 31, 2005. The Nominating Committee also met in April of 2006 to consider the nomination of Margaret Duffy. The Nominating Committee does not have a Charter, but will take into consideration such factors as it deems appropriate when nominating candidates for election to the Board of Directors. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate's experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof. The Nominating Committee will treat all equally qualified candidates in the same manner. The Nominating Committee may modify its policies and procedures for director nominees and recommendations in response to changes in the Fund's circumstances, and as applicable legal or listing standards change.

OTHER COMMITTEES

      The Board of Directors of the Fund has a Compensation Committee, which is responsible for ensuring that the Directors' compensation is competitive as compared to its peers, so that the Fund may continue to retain and attract high caliber directors. The members of the Compensation Committee are Messrs. Kelleher, Moore and Walton. The Compensation Committee met once during the Fund's fiscal year ended October 31, 2005.

      The Board of Directors has a Valuation Committee consisting of Messrs. Donohoe, Hooper and Kelleher, which is responsible for monitoring the valuation of unlisted securities by the Fund's Investment Adviser and for making such determination as necessary should changes in an approved valuation be recommended during the period between Board meetings. The Valuation Committee of the Fund did not meet during the Fund's fiscal year ended October 31, 2005.

      Shareholders who wish to send communications to the Board should send them to the address of the Fund and the attention of the Board. All such communications will be directed to the Board's attention.

      The Fund does not have a formal policy regarding attendance of Directors at the Annual Meeting of Stockholders; however, all of the Directors of the Fund attended the June 7, 2005 Annual Meeting of Stockholders.

REQUIRED VOTE

      In the election of a Director of the Fund, the candidate in order to be elected requires a plurality of the votes cast by the holders of shares of the Fund represented at the Meeting, if a quorum is present.

           THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
                             "FOR" PROPOSAL NO. 1.

                             ADDITIONAL INFORMATION

INVESTMENT ADVISER AND ADMINISTRATOR

      The Fund's advisory structure provides a multinational arrangement for furnishing management skills and investment advice to pursue the Fund's investment objective of investing primarily in equity securities of Irish corporations. Bank of Ireland Asset Management (U.S.), Limited ("BIAM"), an Irish company registered as an investment adviser under the U.S. Investment Advisers Act of 1940, acts as the Fund's Investment Adviser. BIAM's principal office in the United States is located at 75 Holly Hill Lane, Greenwich, Connecticut 06830.

      PFPC Inc., the Fund's Administrator, located at 99 High Street, 27th Floor, Boston, Massachusetts 02110, provides administration services to the Fund.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      At a meeting held on December 6, 2005, the Audit Committee, which consists entirely of Directors who are not "interested persons" of the Company (as defined in the 1940 Act) appointed Grant Thornton LLP ("Grant Thornton"), 60 Broad Street, New York, NY 10004 as independent registered public accounting firm for the Company for the fiscal year ending October 31, 2006. The selection of Grant Thornton was ratified by the entire Board. Grant Thornton was also the independent registered public accounting firm for the company for the fiscal year ended October 31, 2005. Grant Thornton has advised the Company that, to the best of its knowledge and belief, as of the record date, no Grant Thornton professional had any direct or material indirect ownership interest in the Company inconsistent with independent professional standards pertaining to accountants. It is expected that representatives of Grant Thornton will not be present at the Meeting, but will be available by telephone to answer any questions that may arise. In reliance on Rule 32a-4 under the 1940 Act, the Company is not seeking shareholder ratification of the selection of Grant Thornton as independent registered public accounting firm.

      Set forth in the table below are audit fees billed to the Fund by Grant Thornton for professional services rendered to the Fund for the fiscal years ended October 31, 2004 and October 31, 2005. There were no other fees billed to the Fund.

Fiscal Year Ended   Audit Fees   Audit-Related Fees   Tax Fees*   All Other Fees
-----------------   ----------   ------------------   ---------   --------------

    10/31/2004        $34,500             -             $2,500          -

    10/31/2005        $35,560             -             $2,575          -

*Fees billed to the Fund in connection with tax consulting services, including the review of the Fund's income tax returns.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended, and
Section 30(h) of the 1940 Act, and the rules thereunder, require that the Fund's Directors and officers, certain persons affiliated with the Investment Adviser, and persons who own more than 10% of a registered class of the Fund's securities, file reports of ownership and changes of ownership with the SEC and, in some cases, the New York Stock Exchange. Directors, officers, and greater than 10% shareholders are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file.

      Based solely upon the Fund's review of the copies of such forms it received and written representations from certain of such persons, the Fund believes that during the Fund's fiscal year ended October 31, 2005 these persons complied with all such applicable filing requirements, except that a Form 3 report required to be filed by Brendan Donohoe, a Director of the Fund, was filed late.

BROKER NON-VOTES AND ABSTENTIONS

      A proxy on shares held by brokers or nominees which (a) is properly executed and returned accompanied by instructions to withhold authority to vote, or (b) as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter, represents a broker "non-vote". Proxies that reflect abstentions or broker non-votes (collectively, "abstentions") will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on a proposal.

      The election of Directors (Proposal 1) requires that each successful candidate receives a plurality of the votes cast at the Meeting; therefore, abstentions will be disregarded.

      Stockholders of the Fund will be informed of the voting results of the Meeting in the Fund's Annual Report for the year ending October 31, 2006.

                                  OTHER MATTERS

      No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interests of the Fund.

                              STOCKHOLDER PROPOSALS

      A stockholder's proposal intended to be presented at the Fund's Annual Meeting of Stockholders to be held in 2007 must be received by the Fund on or before December 20, 2006 in order to be included in the Fund's proxy statement and proxy relating to that meeting and must satisfy the requirements of federal securities laws.

                                                   Vincenzo A. Scarduzio
                                                   Secretary

Dated: May 3, 2006

--------------------------------------------------------------------------------
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                           THE NEW IRELAND FUND, INC.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

                ANNUAL MEETING OF STOCKHOLDERS ---- JUNE 6, 2006

         The undersigned hereby appoints Peter J. Hooper, Lelia Long and Hugh Carter, and each of them, attorneys in fact and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned as designated on the reverse side of this proxy card, all stock of The New Ireland Fund, Inc. held of record by the undersigned on April 10, 2006 at the Annual Meeting of Stockholders (the "Meeting") to be held on June 6, 2006, and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

         A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                         (CONTINUED ON THE REVERSE SIDE)


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS
MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF ALL THE
PROPOSALS.

THE BOARD RECOMMENDS A VOTE "FOR" PROPOSAL 1.                        (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the line below)
(1) Election of Directors: Peter J. Hooper (Class I Director)
    and George G. Moore (Class I Director); Margaret Duffy
    (Class III Director)
                                                                     -------------------------------------------------------------
    For all nominees     [  ]       WITHHOLD from all     [  ]
    listed above (except            nominees listed above            (2) To vote and otherwise represent the undersigned on any
    as noted below)                                                      other matter that may properly come before the meeting or
                                                                         any adjournment or postponement thereof in the discretion
                                                                         of the Proxy holder.


                                                  PLEASE SIGN AND DATE BELOW AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED
                                                  ENVELOPE.


                                                  ------------------------------------------------------------------
                                                  (Title or Authority)


                                                  ------------------------------------------------------------------
                                                  (Signature)


                                                  -------------------------------------------------------------------
                                                  (Signature)

                                                  Dated: ____________________________, 2006

                                                  (Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title below.)